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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                 March 14, 1997


                        LORAL SPACE & COMMUNICATIONS LTD.
             (Exact name of registrant as specified in its charter)

Islands of Bermuda               1-14180                    13-3867424
(State or other                (Commission                 (IRS Employer
jurisdiction of                 File Number)               Identification
incorporation)                                             Number)


                   600 Third Avenue, New York, New York 10016
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (212) 697-1105



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Item 2.  Acquisition or Disposition of Assets.


                  On March 14, 1997, Loral Space & Communications Ltd., a Bermuda company ("Loral"), acquired substantially all of the assets and operations of Skynet Satellite Services ("Skynet") business of AT&T Corp. ("AT&T") for $478.1 million in cash. The acquired assets include the Telstar series of satellites and related ground operations facilities. The acquisition was made pursuant to the terms of an agreement, dated as of September 25, 1996, by and between AT&T, as Seller, and Loral, as Buyer, as amended.

                  The purchase price was funded from Loral's available cash and is subject to adjustment.

                  Skynet is a leading U.S. satellite communications service provider specializing in the distribution of entertainment and educational programming to mass audiences via a network of C- and Ku-Band geosynchronous satellites known as the Telstar series. Skynet also operates two satellite telecommunications control stations and a research and development facility. Loral intends to expand Skynet, which has heretofore limited its operations to the U.S. market, to become a worldwide satellite communications service provider.





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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Business Acquired*

         (b)      Pro Forma Financial Information*

         (c)      Exhibits

                  2.1 Agreement for the Purchase and Sale of Assets, dated as of September 25, 1996, by and between AT&T Corp., as Seller, and Loral Space & Communications Ltd., as Buyer.**

                  2.2 First Amendment to Agreement for the Purchase and Sale of Assets, dated as of March 14, 1997, by and between AT&T Corp., as Seller, and Loral Space & Communications Ltd., as Buyer.***


         --------------------------
         * The Registrant will file the required financial statements and pro forma financial information by an amendment to this Form 8-K not later than 75 days after the closing date of the acquisition.

         ** Incorporated herein by reference to Form 8-K Current Report of Loral Space & Communications Ltd. filed on September 27, 1996.

         ***    Filed herewith.


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                                   SIGNATURES


                  Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    LORAL SPACE & COMMUNICATIONS LTD.




Date:  March 28, 1997               By:/s/ Eric J. Zahler
                                       ------------------
                                    Name:  Eric J. Zahler
                                    Title: Vice President, General
                                    Counsel and Secretary




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                                  EXHIBIT INDEX


Exhibit

2.1 Agreement for the Purchase and Sale of Assets, dated as of September 25, 1996, by and among AT&T Corp., as Seller, and Loral Space & Communications Ltd., as Buyer.*

2.2 First Amendment to Agreement for the Purchase and Sale of Assets, dated as of March 14, 1997, by and between AT&T Corp., as Seller, and Loral Space & Communications Ltd., as Buyer.**


         -------------------------
         * Incorporated herein by reference to
         Form 8-K Current Report of Loral Space
         & Communications Ltd. on September 27, 1996.

         **     Filed herewith.